                                                                   EXHIBIT 10.10

                            EMTEX LEASING CORPORATION
                       910 Holcomb Bridge Road, Suite 200
                              Post Office Box 1523
                             Roswell, Georgia 30077
                                 (770) 998-5700
                                                                 LEASE AGREEMENT
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LESSEE (LEGAL NAME ONLY)                      LESSOR

Dickie Walker Marine, Inc.                    EMTEX LEASING CORPORATION

ACCOUNT NUMBER                                SUPPLIER OF EQUIPMENT
21010                                         Barudan America
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ADDRESS OF LESSEE                             ADDRESS OF LESSOR
470 Nautilus Street, Suite 312                910 HOLCOMB BRIDGE ROAD, SUITE 200
                                              POST OFFICE BOX 1523
COUNTY
San Diego
CITY       STATE     ZIP                      CITY         STATE      ZIP
La Jolla   CA        92037                    ROSWELL      GA         30077
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CONTACT              PHONE
Jerry Montiel        (858) 456-4780
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EQUIPMENT DESCRIPTION                                              SERIAL NUMBER



SEE EXHIBIT "A" ATTACHED HERETO AND FORMING A PART HEREOF.




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EQUIPMENT LOCATION
                                                NET EQUIPMENT COST   $201,139.80
ADDRESS                                                      TAXES   $4,986.00
4039 Calle Plantino, Suite C                     DOCUMENTATION FEE   $N/A
                                                    COST TO LESSOR   $206,125.80

CITY        STATE    ZIP
Oceanside   CA       92057

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TERM OF LEASE                   PURCHASE OPTION   ADVANCE RENTAL PAYMENT(S)

MONTHS  60  PAYMENT  $4,510.05  $1.00             PAYMENTS First and Last
                                                                 TOTAL $9,020.10
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                                 LEASE AGREEMENT

1. Lessor leases to Lessee and Lessee leases from Lessor the Equipment listed above and/or in Exhibit "A" attached hereto (the "Equipment"). The Equipment will be located at the above address and will not be moved to a new location without the written permission of Lessor. This Lease shall commence on the date accepted by Lessor (the "Commencement Date"). As used in this paragraph, "actual cost" means the cost to Lessor of purchasing and delivering the equipment to Lessee including taxes, transportation charges, and all other expenses and charges. The amount of each rental payment initially set forth above is based on the cost to Lessor of the Equipment as ordered by Lessor which may be an estimate and each shall be adjusted proportionately if the actual cost of the equipment differs from said estimate. Lessee hereby authorizes Lessor to correct the amount of each rental payment when actual cost is known.

2. THIS IS A NON-CANCELLABLE LEASE FOR THE ENTIRE TERM INDICATED ABOVE. If the Equipment is not properly installed, does not operate as represented or warranted by Supplier or is unsatisfactory for any reason, Lessee shall make any claim on account thereof solely against Supplier and in any such event shall make all payments of rent hereunder to Lessor without offset, deduction or abatement for any reason. Lessee acknowledges and agrees that Lessor is neither a manufacturer nor a supplier of the Equipment; that neither the Supplier of the Equipment nor any salesman, employee or other agent of the Supplier is an agent of Lessor; and that no salesman or agent of the Supplier is authorized to waive or alter any provisions of this Lease. LESSOR MAKES NO WARRANTY OR REPRESENTATION, EITHER EXPRESS OR IMPLIED, OF ANY KIND WHATSOEVER WITH RESPECT TO THE EQUIPMENT, INCLUDING BUT NOT LIMITED TO: THE MERCHANTABILITY OF THE EQUIPMENT OR ITS FITNESS FOR A PARTICULAR PURPOSE; THE DESIGN OR CONDITION OF THE EQUIPMENT, OR THAT THE EQUIPMENT SATISFIES THE REQUIREMENTS OF ANY LAW, GOVERNMENTAL REGULATION, CONTRACT, OR SPECIFICATION; PATENT INFRINGEMENT; OR LATENT DEFECTS, NOR SHALL LESSOR BE LIABLE FOR INCIDENTAL OR CONSEQUENTIAL DAMAGES (INCLUDING STRICT OR ABSOLUTE LIABILITY IN TORT). So long as Lessee is not in default hereunder, Lessee shall have the benefit of and may enforce its own name and at its sole expense any suppliers or manufacturer's warranty or agreement with respect to the Equipment, and Lessor shall execute and deliver such instruments as may be reasonably requested by Lessee and necessary to enable Lessee to obtain such benefits.

                          TERMS OF LEASE AGREEMENT CONTINUED ON REVERSE SIDE [ ]
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The undersigned affirms that
he or she is Lessee or is an
officer or partner of Lessee
having the authority to sign
on Lessee's behalf.                                   ACCEPTED

DATE  April 3, 2001                                   DATE  April 4, 2001
      ------------------------                              --------------------

LESSEE                                                LESSOR
Dickie Walker Marine, Inc.                            EMTEX LEASING CORPORATION

BY    /s/ GERALD W. MONTIEL      BY                   BY  /s/ ROZANNE R. LINDSEY
      ------------------------      ----------------      ----------------------
      Gerald W. Montiel

TITLE  Chief Executive Officer   TITLE                TITLE  Vice President

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                              NOTICE OF ACCEPTANCE

         LESSEE HEREBY UNCONDITIONALLY ACCEPTS THE EQUIPMENT AS SATISFACTORY IN ALL RESPECTS FOR THE PURPOSE OF SAID LEASE. LESSEE IRREVOCABLY AUTHORIZES LESSOR OR ITS ASSIGNS TO MAKE PAYMENT TO THE SUPPLIER OF THE EQUIPMENT.

LESSEE                                                DATE OF ACCEPTANCE
Dickie Walker Marine, Inc.

BY    /s/ GERALD W. MONTIEL                           April 3, 2001
      ------------------------                        --------------------------
      Gerald W. Montiel

TITLE  Chief Executive Officer
--------------------------------------------------------------------------------

                     [EMTEX LEASING CORPORATION LETTERHEAD]


April 3, 2001



Mr. Gerald W. Montiel
Dickie Walker Marine, Inc.
470 Nautilus Street
Suite 312
San Diego, CA 92037

         Reference:        Amendment for tax and monthly payment

Dear Gerald:

Please let this letter stand as an amendment to the Lease Agreement Number 21010 between DICKIE WALKER MARINE, INC. (Lessee) and EMTEX LEASING CORPORATION (Lessor).

The above-referenced Lease incorrectly reflects the tax to be $4,986.00 and the payment amount as $4,510.05. Therefore, this letter shall serve to amend the tax and payment amount as shown on the Lease to:


                        TAX AMOUNT:  $5,531.34
                        PAYMENT AMOUNT:  $4,522.00

Other than as modified above, all other terms and conditions of the Lease Agreement and related documents remain in full force and effect. This amendment shall be attached to and made a part of Lease Agreement Number 21010.



Sincerely,


/s/ ROZANNE R. LINDSEY

Rozanne R. Lindsey
Vice President

                              NOTICE OF ASSIGNMENT


Lessee Name:        Dickie Walker Marine, Inc.
                    470 Nautilus Street, Ste 312
                    La Jolla, California 92037

RE:      EQUIPMENT LEASE AGREEMENT #21010

Dear Sir/Madam:

Emtex Leasing Corporation ("Lessor") intends to assign the referenced Equipment Lease Agreement to Textron Financial Corporation ("Textron").

All payments commencing with the payment due on May 1, 2001, under the Lease should be paid in immediately available funds to Textron at the following address:

                          Textron Financial Corporation
                              40 Westminster Street
                              Mail Room 11th Floor
                         Providence, Rhode Island 02940

Please sign below acknowledging your understanding of this agreement. Thank you for your cooperation.

Lessor:   Emtex Leasing Corporation

By: /s/ ROZANNE R. LINDSEY
    ---------------------------------------

Rozanne R. Lindsey - Vice President
-------------------------------------------
          Print Name and Title


Lessee:   Dickie Walker Marine, Inc.

By: /s/ GERALD W. MONTIEL
    ---------------------------------------

Gerald W. Montiel - Chief Executive Officer
-------------------------------------------
Print Name and Title

Date:  April 3, 2001
       ------------------------------------

                                    [STAMP]


[EMTEX LEASING CORPORATION LETTERHEAD]                                [ELC LOGO]


May 22, 2001



Mr. Gerald W. Montiel
DICKIE WALKER MARINE, INC.
470 Nautilus Street, Ste 312
La Jolla, CA  92037

Dear Gerald:

I would like to take this opportunity to thank you for allowing Emtex Leasing Corporation to structure a lease for your New Barudan Embroidery Machines. Please find enclosed copies of your equipment lease agreement and other related documents that you should retain for your files.

We have assigned the remaining payments to Textron Financial Corporation. You will receive an invoice each month for the payment due. Please remit your payments to the following address:

                          Textron Financial Corporation
                              40 Westminster Street
                             Mail Room - 11th Floor
                         Providence, Rhode Island 02940

Gerald, please contact me if we can be of any assistance to you regarding this lease. I hope you will continue to call on Emtex Leasing as your business grows and your equipment needs increase. Thank you for the opportunity to be of service to you. I look forward to working with you for the financing of future equipment acquisitions.

Sincerely,


/s/ ROZANNE R. LINDSEY

Rozanne R. Lindsey

RRL/cls
Enclosures

                                    GUARANTY

TO:      Emtex Leasing Corporation


Each of us severally requests you to extend credit to or to purchase security agreements, leases, notes, accounts and/or other obligations (herein generally termed "paper") of or from or otherwise to do business with, DICKIE WALKER MARINE, INC., LA JOLLA, CALIFORNIA 92037 hereinafter called the "Company," and to induce you to do and in consideration thereof and of benefits to accrue to each of us therefrom, each of us jointly and severally and unconditionally guarantees to you that the Company will fully and promptly and faithfully perform, pay and discharge all its present and future obligations to you, whether direct or indirect, joint or several, absolute or contingent, secured or unsecured, matured or unmatured and whether originally contracted with you or otherwise acquired by you, irrespective of any invalidity therein, the unenforceability thereof or the insufficiency, invalidity or unenforceability of any security therefor; and agrees, without your first having to proceed against the Company or to liquidate paper or any security therefor, to pay on demand all sums due and to become due to you from the Company and all losses, costs, attorneys' fees or expenses which may be suffered by you by reason of the Company's default or default of any of the undersigned hereunder; and agrees to be bound by and on demand to pay any deficiency established by a sale of paper and/or security held, with or without notice to us. This guaranty is an unconditional guarantee of payment.


No termination hereof shall be effected by the death of any or all of us. No termination shall be effective except by notice sent to you by registered mail naming a termination date effective not less than 90 days after the receipt of such notice by you; or effective as to any of us who has so not given such notice; or affect any transaction effected prior to the effective date of termination. Each of us waives notice of acceptance hereof and of presentment, demand, protest and notice of non-payment or protest as to any note or obligation signed, accepted, endorsed or assigned to you by the Company, and all exemptions and homestead laws and any other demands and notices required by law, and we waive all set-offs and counterclaims. You may at any time and from time to time, without our consent, without notice to us and without affecting or impairing the obligation of any of us hereunder, do any of the following: (a) renew or extend any obligations of the Company, of its customers, of co-guarantors (whether hereunder or under a separate instrument) or of any other party at any time directly or contingently liable for the payment of any of said obligations; (b) accept partial payments of said obligations; (C) settle, release (by operation of law or otherwise), compound, compromise, collect or liquidate any of said obligations and the security therefor in any manner; (d) consent to the transfer of security, or (e) bid and purchase at any sale of paper or security. No payment by a guarantor hereunder shall entitle the guarantor, by subrogation or otherwise, to any payment by the Company under or out of the property of the Company, except after the full performance, payment and discharge of all of the Company's obligations to you.


This Guaranty shall bind our respective heirs, administrators, personal representatives, successors, and assigns, and shall inure to your successors and assigns, including, but not limited to, any party to whom you may assign any item or items of paper, we hereby waive notice of any such assignment. All of your rights are cumulative and not alternative.


         WITNESS our hands and seal this 3rd day of April, 2001.


                         La Jolla,                                   California.
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                          (City)                                       (State)

                                     (L.S.) Address  6206 Acenida Cresta,
/s/ GERALD W. MONTIEL                                La Jolla, CA 92037.
------------------------------------                 ---------------------------
Gerald W. Montiel       (Individual)



                                     (L.S.) Address                            .
------------------------------------                 ---------------------------
                        (Individual)

                                     Address  8215 Jade Coast Rd. #130
Witness  /s/ Elza Nagy                        San Diego, CA 92126.
         ---------------------------          ----------------------------------

NOTE: Individual guarantor must sign guaranty without any titles. Sign simply "John Smith," not "John Smith, President."

                                   EXHIBIT "A"
                    EMTEX LEASING CORPORATION LEASE NO. 21010


QTY                                  DESCRIPTION
---                                  -----------
1                                    Barudan BENT ZQ 201U Embroidery Machine
                                     with Advantage Cap Frame w/o Slide Bar,
                                     Advantage Framing Device, TES Modifier I
                                     Software, Barudan Netlink Host w/o
                                     Software, Barudan Netlink Module, Netlink
                                     Barcode Scanner, Cart for Elite Machine,
                                     12cm and 15cm Blue Tubular Frame, (2)
                                     300x290 Blue Tubular Frames with Clips,
                                     Hoopmaster Tub Hoop Kit, Hoopmaster Cap
                                     Frame Fixture, S/N 01Q128B

1                                    Barudan BENT ZQ 201U Embroidery Machine,
                                     Advantage Cap Frame w/o Slide Bar,
                                     Advantage Framing Device, TES Modifier I
                                     Software, Cart for Elite Machine (2)
                                     300x290 Blue Tubular Frames with Clips,
                                     12cm and 15cm Blue Tubular Frame,
                                     Hoopmaster Tub Hoop Kit, Hoopmaster Cap
                                     Frame Fixture S/N 01Q127B

1                                    Barudan BENSME ZN A15 Embroidery Machine,
                                     (15) Advantage Cap Frames with Framing
                                     Device, Hoopmaster Tub Hoop Kit, Hoopmaster
                                     Cap Frame Fixture, Barudan Netlink Module,
                                     Netlink Barcode Scanner, S/N 007453M

1                                    Barudan BENYME ZQ A06 Embroidery Machine,
                                     (6) Advantage Cap Frames with Framing
                                     Device, Netlink Barcode Scanner, Barudan
                                     Netlink Module, (6) each 12cm / 15 cm Blue
                                     Tubular Frames, Hoopmaster Tub Hoop Kit,
                                     Hoopmaster Cap Frame Fixture, S/N 002827L



This Exhibit A is attached to and made a part of Emtex Leasing Corporation Lease No. 21010 and constitutes a true and accurate description of the equipment.

LESSEE:   Dickie Walker Marine, Inc.

By: /s/ GERALD W. MONTIEL
    -----------------------------------------------
    Gerald W. Montiel       Chief Executive Officer


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